UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2018

 AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

North Dakota	000-51728	43-1481791
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Clark Street
St. Charles, Missouri	63301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (636) 940-6000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to ARI Revolving Credit Facility

On April 17, 2018, American Railcar Industries, Inc. (“ARI” or the “Company”) entered into a First Amendment to Credit Agreement, Chattel Mortgage and Security Agreement, with Credit Agricole Corporate and Investment Bank, as administrative agent, and the financial institutions party thereto, as lenders (the “ARI Revolver Amendment”). The ARI Revolver Amendment amends the Credit Agreement, Chattel Mortgage and Security Agreement, dated December 10, 2015, between the same parties to permit (i) ARI’s withdrawal from the Collateral Agency Agreement, dated as of July 20, 2004, among ARI, American Railcar Leasing LLC (“ARL”), as manager, U.S. Bank National Association, as collateral agent, and each manager and pledgor that become parties thereto from time to time (“Initial Collateral Agency Agreement”) and ARI’s entry into a new Collateral Agency Agreement, by and among ARI, as manager, U.S. Bank National Association, as collateral agent, and each other manager and pledgor that becomes party thereto from time to time (“New Collateral Agency Agreement”) and (ii) the appointment of an indirect subsidiary controlled by ARI as a new lease administrator and the appointment of a new bank pursuant to a new Lease Administration Agreement, by and among ARI, the lease administrator, and U.S. Bank National Association (“New Lease Administration Agreement”).

The description above is a summary of the terms of the ARI Revolver Amendment. The description does not purport to be complete and is qualified in its entirety by reference to the agreement itself. A copy of the ARI Revolver Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Longtrain Indenture and Related Agreements

Also on April 17, 2018, ARI’s wholly owned subsidiary, Longtrain Leasing III, LLC (“Longtrain”) entered into (i) a First Indenture Supplement, with U.S. Bank National Association, as indenture trustee (the “Indenture Supplement”) that amends the Indenture, dated January 29, 2015, between Longtrain and U.S. Bank National Association, as indenture trustee (the “Indenture”) and (ii) a Railcar Management Agreement with the Company (the “Longtrain-ARI RMA”). Longtrain is also becoming a pledgor under the New Collateral Agency Agreement and a party to the New Lease Administration Agreement. Longtrain was permitted to take these actions after it received the consent of approximately 88% in aggregate principal balance of its unpaid and outstanding 2.98% Fixed Rate Secured Railcar Equipment Notes, Class A-1 (the “Class A-1 Notes”) and its 4.06% Fixed Rate Secured Railcar Equipment Notes, Class A-2 (the “Class A-2 Notes,” and together with the Class A-1 Notes, the “Notes”) on April 10, 2018.

The Indenture Supplement permits ARI to act as the manager of the railcars that serve as collateral under the Indenture and permits Longtrain to enter into the Longtrain-ARI RMA, the New Collateral Agency Agreement and the New Lease Administration Agreement.

Under the Longtrain-ARI RMA, ARI, as manager, will manage, operate, market, store, lease, re-lease, sublease, service, repair, overhaul, replace, and maintain the railcars on behalf of Longtrain. ARI will receive a management fee based on the lease revenues generated by the railcars in Longtrain’s lease fleet that are managed by ARI and will also be reimbursed for certain of its expenses and other services. The Longtrain-ARI RMA continues until terminated pursuant to its terms.

The descriptions above are a summary of the terms of the Indenture Supplement and the Longtrain-ARI RMA. These descriptions do not purport to be complete and are qualified in their entirety by reference to the agreements themselves. Copies of the Indenture Supplement and the Longtrain-ARI RMA are attached hereto as Exhibit 4.1 and Exhibit 10.2, respectively and each is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On April 17, 2018, pursuant to the Railcar Management Transition Agreement, dated December 16, 2016, between ARL and the Company, as amended, and subsequent to the receipt of the requisite consent of Longtrain’s noteholders and upon ARI’s and Longtrain’s entry into the Longtrain-ARI RMA, the Railcar Management Agreement, dated January 29, 2015, between Longtrain and ARL was terminated.

Item 7.01 Regulation FD Disclosure.

On April 17, 2018, the Company issued a press release announcing that Longtrain successfully solicited consents from holders of Longtrain’s Notes. The consent solicitation expired at 5:00 p.m., New York City time, on April 10, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 4.1	First Indenture Supplement by and between Longtrain Leasing III, LLC, as Issuer and U.S. Bank National Association, as Indenture Trustee, dated as of April 17, 2018.
Exhibit 10.1
First Amendment to Credit Agreement, Chattel Mortgage and Security Agreement by and among American Railcar Industries, Inc., as debtor, Credit Agricole Corporate and Investment Bank, as administrative agent, and the financial institutions party thereto, as lenders, dated as of April 17, 2018.

Exhibit 10.2	Railcar Management Agreement by and between American Railcar Industries, Inc., as manager, and Longtrain Leasing III, LLC, as owner, dated as of April 17, 2018. †
Exhibit 99.1	Press release dated April 17, 2018 of American Railcar Industries, Inc.

† Confidential treatment has been requested with respect to the redacted portions of this agreement. A complete copy of this agreement, including the redacted portions has been filed separately with the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2018		American Railcar Industries, Inc.

	By:	/s/ Luke M. Williams
	Name:	Luke M. Williams
	Title:	Senior Vice President, Chief Financial Officer and Treasurer